Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Components of the provision (benefit) for income taxes consist of the following:

	For the Years Ended December 31,
	2017	2016	2015
	(Dollars in millions)
Current
Federal	$2	$4	$2
Total current income tax expense	2	4	2
Deferred
Federal	66	84	82
Federal impact of tax reform	80	—	—
State	—	(1)	(2)
Total deferred income tax expense	146	83	80
Total income tax expense	$148	$87	$82

Our effective tax rate differs from the statutory federal tax rate. The following is a summary of such differences:

	For the Years Ended December 31,
	2017	2016	2015
	(Dollars in millions)
Provision at statutory federal income tax rate (35%)	$74	$90	$84
Increases (decreases) resulting from:
Tax Reform	80	—	—
Bank Owned Life Insurance	(3)	(3)	(1)
Restricted stock compensation	(2)	—	—
State income tax (benefit), net of federal income tax effect (includes valuation allowance)	—	(1)	(2)
Warrant expense (income)	—	1	1
Non-deductible compensation	—	—	1
Other	(1)	—	(1)
Provision for income taxes	$148	$87	$82
Effective tax provision rate	70.1%	33.7%	34.2%

The increase in our income tax provision and effective tax provision rate during the year ended December 31, 2017 as compared to the year ended December 31, 2016, was primarily due to the new tax legislation which resulted in a charge to the provision for income taxes of approximately $80 million due to the revaluation of our DTAs at a lower corporate statutory rate.

Temporary differences and carry forwards that give rise to DTAs and liabilities are comprised of the following:

	December 31,
	2017	2016
	(Dollars in millions)
Deferred tax assets
Net operating loss carryforwards (Federal and State)	$110	$195
Allowance for loan losses	43	74
Litigation settlement	14	22
Alternative Minimum Tax credit carry forwards	—	18
Representation and warranty reserves	3	10
Accrued compensation	10	15
Contingent Consideration	6	—
Loan deferred fees and costs	2	3
Non-accrual interest revenue	1	2
Deferred interest	1	2
General business credits	3	1
Other	2	5
Total	195	347
Valuation allowance	(20)	(20)
Total (net)	175	327
Deferred tax liabilities
Premises and equipment	(14)	(12)
Mortgage loan servicing rights	(3)	(11)
Mark-to-market adjustments	(10)	(9)
Commercial lease financing	(9)	(5)
State and local taxes	(3)	(4)
Total	(39)	(41)
Net deferred tax asset	$136	$286

At December 31, 2017, we reclassified $20 million of AMT credits from deferred taxes to other assets as a result of tax reform.
We have not provided deferred income taxes for the Bank’s pre-1988 tax bad debt reserve at December 31, 2017 of approximately $4 million because it is not anticipated that this temporary difference will reverse in the foreseeable future. Such reserves would only be taken into taxable income if the Bank, or a successor institution, liquidates, redeems shares, pays dividends in excess of earnings, or ceases to qualify as a bank for tax purposes.

During the years ended December 31, 2017 and 2016, we had federal net operating loss carry forwards of $381 million and $480 million, respectively. These carry forwards, if unused, expire in calendar years 2028 through 2037. As a result of a change in control occurring on January 30, 2009, Section 382 of the Internal Revenue Code places an annual limitation on the use of our new operating loss carry forwards that existed at that time. At December 31, 2017 we had $120 million of net operating loss carry forwards subject to certain annual use limitations which expire in calendar years 2028 through 2029.

We regularly evaluate the need for DTA valuation allowances based on a more likely than not standard as defined by generally accepted accounting principles. The ability to realize DTAs depends on the ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction.

We had a total state DTA before valuation allowance of $33 million which includes total state net operating loss carryforwards of $579 million at December 31, 2017. In connection with our ongoing assessment of deferred taxes, we analyzed each state net operating loss separately and determined the amount of such net operating loss, which is expected to expire unused, and recorded a valuation allowance to reduce the DTA for state net operating losses to the amount which is more likely than not to be realized. At December 31, 2017, the net state DTAs which will more likely than not be realized, was $14 million and we have maintained a valuation allowance of $20 million due to state loss carryover limitations.

We will continue to regularly assess the realizability of our DTAs. Changes in earnings performance and future earnings projections, among other factors, may cause us to adjust our valuation allowance.

Our income tax returns are subject to review and examination by federal, state and local government authorities. On an ongoing basis, numerous federal, state and local examinations are in progress and cover multiple tax years. At December 31, 2017, the Internal Revenue Service had completed an examination of us through the taxable year ended December 31, 2013. The years open to examination by state and local government authorities vary by jurisdiction.

We recognize interest and penalties related to uncertain tax positions in income tax expense. For the years ended December 31, 2017, 2016 and 2015, we did not recognize any interest income, interest expense, or increase or decreases to uncertain income tax positions of greater than $1 million, individually or in aggregate.